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                                  Exhibit 8(a)

                              LIST OF SUBSIDIARIES

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                                            Name                                 Jurisdiction of
                                                                                 Incorporation
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
Petrobras Distribuidora S.A. - BR (2)                                            Brazil
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Petrobras Internacional S.A. - BRASPETRO (2)                                     Brazil
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    Braspetro Oil Services Company - BRASOIL                                     Cayman Islands
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    Petrobras America Inc. - PAI                                                 Texas, USA
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Petrobras Quimica S.A. - PETROQUISA (2)                                          Brazil
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Petrobras Gas S.A. - GASPETRO (2)                                                Brazil
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    Transportadora Brasileira do Gasoduto Bolivia-Brasil S.A. - TBG              Brazil
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    Servicos de Telecomunicacoes S.A. - Dataflux (1)                             Brazil
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Petrobras Transporte S.A. - TRANSPETRO (2)                                       Brazil
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    Fronape International Company - FIC                                          Cayman Islands
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Petrobras International Finance Co. - PIFCo (2)                                  Cayman Islands
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    Petrobras Europe Limited (1)                                                 United Kingdom
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    Petrobras Netherlands B.V. (1)                                               Netherlands
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    Petrobras Finance Ltd. (1)                                                   Cayman
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Downstream Participacoes S.A. (2)                                                Brazil
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Petrobras Negocios Eletronicos S.A. (E-PETRO) (1)(2)                             Brazil
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


Note:
(1)  Subsidiaries incorporated in 2001 and 2002.
(2)  Direct subsidiaries of Petrobras.